ALLIANCE GLOBAL STRATEGIC INCOME TRUST
             500 Plaza Drive, Secaucus, NJ 07094, (201) 319-4000


                                ANNUAL REPORT
                               OCTOBER 31, 1997




LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

December 1, 1997

Dear Shareholder:

We are pleased to provide you with market activity and investment performance for Alliance Global Strategic Income Trust for the annual period ended October 31, 1997.

Global bond markets posted solid returns over the past six months. Lower global bond yields and a convergence in spreads in European and Dollar Bloc markets pushed bond prices higher and helped non-core markets to outperform core markets. Data released indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil, which started in Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. Rate hikes in Europe, budgetary problems in Italy, and potential European Monetary Union (EMU) participation by the U.K., also contributed to increased volatility.

INVESTMENT RESULTS
We are pleased to report that Alliance Global Strategic Income Trust posted solid returns over the most recent period. For the six months ended October 31, 1997, Class A shares returned 8.21% on a net asset value (NAV) basis. This compares with 7.07% for the unmanaged Lehman Brothers Aggregate Bond Index and 6.52% for the Lipper Average of Multi-Sector Income Funds, which reflects the performance of 79 funds. The Lipper peer group has generally similar investment objectives to Global Strategic Income Trust although investment policies for the various funds may differ significantly. We are pleased to report that for the trailing 12 months, Class A shares achieved a total return of 16.83%, which compares favorably with returns of both the Lipper benchmark and the Lehman Aggregate benchmark, which returned 9.83% and 8.89%, respectively. The Fund's outperformance of its benchmarks can be attributed to the overweight positions in both emerging markets and high yield securities early in the period and subsequent reduction of those positions as volatility increased.


INVESTMENT RESULTS*
Period Ended October 31, 1997
                                                      TOTAL RETURN
                                                6 MONTHS       12 MONTHS
                                               ----------     -----------
ALLIANCE GLOBAL STRATEGIC INCOME TRUST
   Class A                                        8.21%          16.83%
   Class B                                        7.89%          16.12%
   Class C                                        7.89%          16.12%

LIPPER AVERAGE OF MULTI-SECTOR INCOME FUNDS       6.52%           9.83%

LEHMAN BROTHERS AGGREGATE BOND INDEX              7.07%           8.89%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1997. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE UNMANAGED LEHMAN BROTHERS AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE-BACKED SECURITIES INDEX, THE ASSET-BACKED SECURITIES INDEX AND THE GOVERNMENT/CORPORATE BOND INDEX. THE UNMANAGED LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 79 FUNDS. BOTH BENCHMARKS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 5.


1



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

As of October 31, 1997, the Fund's total investments based on issuing country were distributed as follows:


PORTFOLIO DISTRIBUTION BY COUNTRY

COUNTRY                PORTFOLIO %
-------               ------------
United States            20.79%
Italy                     8.58%
United Kingdom            8.12%
Sweden                    8.09%
Germany                   7.98%
Argentina                 6.62%
New Zealand               5.67%
Poland                    5.37%
Spain                     5.24%
Canada                    3.78%
Russia                    3.49%
Dominican Republic        2.75%
Denmark                   2.74%
Australia                 1.73%
Ecuador                   1.47%
Qatar                     1.33%
Brazil                    1.32%
Norway                    1.22%
Mexico                    1.19%
Greece                    1.02%
Belgium                   0.83%
South Africa              0.67%


ECONOMIC REVIEW
Throughout the second quarter, economic growth and inflation were well contained worldwide. U.S. Gross Domestic Product (GDP) growth slowed from the 4.9% robust pace of the first quarter to 3.3% in the second quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined, and housing activity slowed.

The economy continued at a healthy pace during the third quarter. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. In October, the unemployment rate dropped to 4.7%, the lowest level in 24 years, as the economy added a larger-than-expected 284,000 jobs. GDP growth for the third quarter was 3.5%.

During the period, inflation remained well-behaved with consumer prices advancing 2.2% between October 1996 and October 1997. Wholesale inflation, as measured by the Producer Price Index (PPI), fell for an unprecedented seven months in a row before finally showing an increase in the past three months. Overall, producer prices are down 0.2% on an annual basis through October. The Federal Reserve made no change to monetary policy during the period despite growth remaining above trend levels. Improving inflation fundamentals, a strong dollar, and currency devaluations in Southeast Asia, argued against an increase in official U.S. interest rates.

In Japan, economic problems continued to prevail, and the latest government plan offered little help for the ailing Japanese economy. The April consumption tax hike continues to negatively affect consumer spending as evidenced by a weak Tankan report on business confidence. Growth prospects in Japan have been further jeopardized by over-reliance on an increase in exports to the Southeast and North Asia region. With the recent economic and financial crisis in these regions, Asian GDP growth will slow further, thus negatively impacting Japanese growth rates. More recently, the Japanese growth problems have spilled over into a financial sector crisis as highlighted by the fall of Yamaichi Securities, previously the fourth largest securities firm in Japan.

In Canada, strong growth and low budget deficits, together with stable U.S. monetary policy, allowed Canada to delay interest rate hikes. In Australia and New Zealand, high unemployment, lower Asian demand for their exports, and good inflation performance, set the stage for the Reserve Banks of Australia and New Zealand to lower interest rates.

Stronger growth, and increasing import price inflation in Germany, set the tone for European markets. The Bundesbank's continued concern about inflation resulted in the Bundesbank's larger-than-expected rate hike in October. The Bundesbank raised interest rates 30 basis points, indicating that it was necessary to move core European official rates in-line with what is expected to be the necessary European average rate for EMU. This increase led to subsequent rate increases throughout the core European countries of France, Denmark and the Netherlands.


2



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

INVESTMENT OUTLOOK
In the U.S., recent slowing in employment gains and soft retail sales suggest slower growth towards year-end and early 1998. The currency devaluations and economic slowing in Southeast Asia will also temper U.S. growth. We anticipate 3.5% GDP growth for 1997. We expect interest rates to stabilize at somewhat higher levels and to settle back into our anticipated 5.75% - 6.75% range on the U.S. 30-year bond. The healthy U.S. economy will continue to cycle gently between stronger and weaker periods of growth. Given the prolonged period of strong capacity utilization and employment gains, and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is a small but measurable risk that the Federal Reserve will raise interest rates as a precautionary measure. The U.S. dollar should appreciate against the yen, but remain range bound against European currencies.

Globally, we do not expect any of the world's three major central banks--the U.S. Federal Reserve, the Bank of Japan or the German Bundesbank--to increase rates again before year-end as they assess the impact of the Asian crisis on future growth. Thus, global government bonds will generate positive returns through year-end and early 1998.

In Europe, we continue to forecast a timely start to European Monetary Union, with broad membership including Italy and Spain. Accordingly, we expect that stronger growth prospects will be balanced by tighter monetary policy, where necessary, and fiscal restraint will prevail in most countries. The Bundesbank has started the process of official rate convergence in Europe. In Australia and New Zealand, further interest rate cuts are expected as sluggish domestic demand and weak trade partners (Japan and Southeast Asia) will delay a full economic recovery. We expect the Bank of Canada to raise interest rates before year-end to better reflect underlying economic fundamentals.

In the developing markets, we believe that commitment to economic integration remains high and the global environment of relatively stable growth and inflation will support the integration process. Nonetheless, in the period ahead, we believe growth and inflation prospects will diverge. Latin America, Eastern Europe and Russia will generally enhance global growth as their economic and inflation trends improve. We anticipate that much of Southeast Asia will detract from global growth, as their economies slow and inflation increases. Country selection will remain critical in the emerging markets.

The picture in Latin America continues to be one of growth, albeit slower than in past years, and low inflation. The Mexican economy continues to perform strongly and attention will focus on the 1998 budget. Although the Mexican peso fell victim to the currency crisis prevailing in Southeast Asia, economic fundamentals remain strong. We continue to believe that Mexico will grow 5% - 6% annually through 2000. Despite excellent fundamentals, Argentina will continue to be affected by the spillover from the Southeast Asian crisis. Although there is no question about the government's resolve to protect the currency, Argentina is vulnerable to investor concerns about a devaluation and/or loss in liquidity, due to the fixed exchange rate mechanism. Long-term, we remain very positive on Argentina's economic prospects.

In Russia, the economy appears to be expanding. GDP in August showed a 0.7% increase over levels in August 1996. Industrial production shows a similar pattern, increasing 3.0% between August 1996 and August 1997 following a 3.4% increase between July 1996 and July 1997. The recently completed restructuring of Russia's London Club debt should also support continued gains in the prices of Russian bonds. However, a recent downturn in revenue generation, the Achilles heel of the Russian reform program, threatens the excellent reform momentum and bears close scrutiny.

We continue to have a favorable outlook for the high yield market. The strong U.S. economy will provide support for this market sector, and as interest rates remain in a trading range between 5.75% - 6.75%, investor demand for higher yields should remain strong. However, as the economy begins to slow, security selection within the high yield sector will take on added importance. We will continue to review each security using a fundamental, bottom-up approach.


3



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

Thank you for your continued interest and investment in Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Douglas Peebles
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


4



INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

Alliance Global Strategic Income Trust seeks to provide high current monthly income and, secondarily, capital appreciation. The Trust invests in a wide variety of fixed income markets including U.S. government and agency securities, U.S. corporate securities, U.S. dollar-denominated government bonds of emerging countries and non-U.S. dollar-denominated bonds of developed and emerging markets.



INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURN AS OF OCTOBER 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      16.83%         11.88%
Since Inception*              18.99%         16.20%
SEC Yield**                    5.25%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      16.12%         13.12%
Since Inception*              19.39%         18.29%
SEC Yield**                    4.71%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      16.12%         15.12%
Since Inception*              19.40%         19.40%
SEC Yield**                    4.68%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 1/9/96, Class A; 3/25/96, Class B and C.
**  Yields are for the 30 day period ended October 31, 1997.


5



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* TO 10/31/97

GLOBAL STRATEGIC INCOME TRUST CLASS A: $12,512
LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE: $11,729
LEHMAN BROTHERS AGGREGATE BOND INDEX: $11,124


$13,000
$12,000
$11,000
$10,000
$9,000
1/31/96       10/31/96       1/31/97        10/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 10/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index.

The unmanaged Lipper Multi-Sector Income Funds Average reflects performance of 91 funds. These funds have generally similar investment objectives to Alliance Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance GlobalStrategic Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Global Strategic Income Trust
Lehman Brothers Aggregate Bond Index
Lipper Multi-Sector Income Funds Average


*  Month-end nearest to Fund's Class A share inception date of 1/9/96.


6



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-6.5%
CORPORATE DEBT OBLIGATIONS-4.3%
Bridas Corp.
  12.50%, 6/10/03 (a)                    ARS        500      $   600,440
Perez Companc, SA
  8.13%, 7/15/07 (a)                              1,000          935,000
                                                             ------------
                                                               1,535,440

GOVERNMENT OBLIGATION-2.2%
Republic of Argentina
  Pensioner-Bocon Series 1 FRN
  3.24%, 4/01/07 (b)                              1,238          807,638
Total Argentinian Securities
  (cost $2,575,235)                                            2,343,078

AUSTRALIA-1.7%
GOVERNMENT OBLIGATION-1.7%
Republic of Australia
  9.75%, 3/15/02 (b)
  (cost $635,823)                        AU$        750          611,828

BELGIUM-0.8%
CORPORATE DEBT OBLIGATION-0.8%
ITT Promedia
  9.13%, 9/15/07 (a)(b)
  (cost $282,087)                        DEM        500          294,288

BRAZIL-1.3%
CORPORATE DEBT OBLIGATION-1.3%
Trikem, SA
  10.63%, 07/24/07 (a)(b)
  (cost $499,641)                        US$        500          468,750

CANADA-3.7%
CORPORATE DEBT OBLIGATIONS-3.7%
Clearnet Communications
  11.75%, 8/13/07 (b)(c)                 CA$      1,500          662,681
Microcell Telecommunications
  11.13%, 10/15/07 (a)(c)                         1,700          675,633
Total Canadian Securities
  (cost $1,376,041)                                            1,338,314

DENMARK-2.7%
GOVERNMENT OBLIGATION-2.7%
Kingdom of Denmark
  7.00%, 11/15/07 (b)
  (cost $944,395)                        DKK      6,000          970,500

DOMINICAN REPUBLIC-2.7%
CORPORATE DEBT OBLIGATION-2.7%
Tricom, SA
  11.38%, 9/01/04 (a)
  (cost $1,040,000)                      US$      1,000          975,000

ECUADOR-1.4%
CORPORATE DEBT OBLIGATION-1.4%
Conecel Holdings, Ltd.
  14.00%, 10/1/00 (a)
  (cost $517,500)                        US$        500          520,000

GERMANY-7.8%
CORPORATE DEBT OBLIGATION-3.2%
Exide Holding Europe, SA
  9.13%, 4/15/04 (a)                     DEM      2,000        1,165,555

GOVERNMENT OBLIGATION-4.6%
Republic of Germany
  6.00%, 7/04/07 (b)                              2,780        1,662,035
Total German Securities
  (cost $2,815,671)                                            2,827,590

GREECE-1.0%
CORPORATE DEBT OBLIGATION-1.0%
Merrill Lynch & Co.
  9.38%, 2/18/99 (b)
  (cost $368,114)                        GRD    100,000          361,037

ITALY-8.4%
GOVERNMENT OBLIGATIONS-8.4%
Republic of Italy
  6.25%, 3/01/02 (b)                     ITL  2,000,000        1,205,641
  6.25%, 5/15/02 (b)                          1,450,000          875,460
  8.25%, 7/01/01 (b)                          1,500,000          958,176
Total Italian Securities
  (cost $2,918,292)                                            3,039,277


7



PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
MEXICO-1.2%
GOVERNMENT OBLIGATIONS-1.2%
Mexican Treasury Bills
  20.30%, 7/02/98 (b)(d)              MXP         1,667      $   172,028
  20.45%, 7/02/98 (b)(d)                          2,403          247,855
  (cost $458,451)                                                419,883

NEW ZEALAND-5.6%
GOVERNMENT OBLIGATIONS- 5.6%
Government of New Zealand
  8.00%, 11/15/06 (b)                 NZD           900          614,462
  10.00%, 3/15/02 (b)                             2,000        1,395,359
Total New Zealand Securities
  (cost $2,132,650)                                            2,009,821

NORWAY-1.2%
GOVERNMENT OBLIGATION-1.2%
Kingdom of Norway
  5.75%, 11/30/04 (b)
  (cost $457,109)                     NOK         3,000          432,126

POLAND-5.3%
GOVERNMENT OBLIGATIONS-5.3%
Government of Poland
  12.00%, 6/12/02                     PLN         4,000          833,859
Republic of Poland PDI
  4.00%, 10/27/14 (b)(e)              US$         1,300        1,067,625
Total Polish Securities
  (cost $2,018,865)                                            1,901,484

QATAR-1.3%
CORPORATE DEBT OBLIGATION-1.3%
Ras Laffan Liquid Natural Gas
  8.29%, 3/15/14 (a)(b)
  (cost $462,945)                     US$           450          472,840

RUSSIA-3.4%
GOVERNMENT DEBT OBLIGATION-1.6%
Russia Principal Loan-WI FRN
  12/15/20 (a)(f)                     US$         1,000          590,000

SOVEREIGN DEBT RELATED-1.8%
Credit Suisse First Boston Corp.
  Indexed Note Linked Russian
  Federation GKO
  12.50%, 11/03/97 (d)(g)             US$           650          646,750
Total Russian Securities
  (cost $1,374,878)                                            1,236,750

SOUTH AFRICA-0.7%
CORPORATE DEBT OBLIGATION-0.7%
Development Bank of South Africa
  18.59%, 12/31/27 (b)(d)
  (cost $286,758)                     ZAR        50,000          238,812

SPAIN-5.1%
GOVERNMENT OBLIGATION-5.1%
Government of Spain
  7.40%, 7/30/99 (b)
  (cost $1,828,789)                   ESP       260,000        1,856,681

SWEDEN-7.9%
GOVERNMENT OBLIGATIONS-7.9%
Government of Sweden
  5.50%, 4/12/02 (b)                  SEK        14,500        1,900,656
  8.00%, 8/15/07 (b)                              6,500          964,813
Total Swedish Securities
  (cost $2,876,007)                                            2,865,469

UNITED KINGDOM-7.9%
GOVERNMENT OBLIGATION-7.9%
U.K. Treasury Gilts
  6.75%, 11/26/04 (b)
  (cost $2,731,569)                   GBP         1,700        2,876,960

UNITED STATES-20.3%
CORPORATE DEBT OBLIGATIONS-6.9%
InterAmericas Communication
  14.00%, 10/27/07 (a)(b)             US$           500          476,250
Iridium LLC Capital Corp.
  14.00%, 7/15/05 (a)(b)                            500          527,500
OpTel Inc., Series B
  13.00%, 2/15/05 (b)(h)                            500          517,500


8



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
Providian Capital I
  9.53%, 02/01/27 (a)(b)              US$           400      $   437,875
Riggs Capital, Trust II
  8.88%, 3/15/27 (a)(b)                             500          532,250
                                                             ------------
                                                               2,491,375

U.S. GOVERNMENT OBLIGATIONS-9.8%
U.S. Treasury Notes
  6.13%, 8/15/07                                  1,000        1,022,187
  6.25%, 8/31/02 (b)                              2,500        2,550,000
                                                             ------------
                                                               3,572,187

TIME DEPOSIT-3.6%
Dresdner Bank
  5.65%, 11/03/97                     US$         1,300        1,300,000
Total United States Securities
  (cost $7,236,588)                                            7,363,562

TOTAL INVESTMENTS-97.9%
  (cost $35,837,408)                                          35,424,050
Other assets less liabilities-2.1%                               773,142

NET ASSETS-100%                                              $36,197,192


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $8,671,381 or 23.96% of net assets.

(b) Securities, or portion thereof, with an aggregate market value of $26,159,626 have been segregated to collateralize forward exchange currency contracts.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)  Annualized yield to maturity at purchase date.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1997.

(f) An interest rate based on the six-month Libor Rate plus 81.25 basis points will take effect upon issuance of bond.

(g) Redemption value of this security will be an amount equal to the principal amount of such note; plus or minus any calculated cost to the issuer.

(h)  Consists of $500,000 senior notes and 500 shares of common stock.

     Glossary of terms:
     FRN - Floating Rate Note.
     PDI - Past Due Interest.
     WI  - When Issued.

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $35,837,408)           $35,424,050
  Cash                                                               1,536,383
  Receivable for investment securities sold                          1,918,880
  Receivable for capital stock sold                                  1,069,097
  Interest receivable                                                  811,346
  Receivable from adviser                                               24,973
  Deferred organization expenses                                        96,843
  Total assets                                                      40,881,572

LIABILITIES
  Payable for investment securities purchased                        3,671,482
  Payable for capital stock sold                                       589,337
  Unrealized depreciation of forward exchange currency contracts       252,690
  Dividend payable                                                      89,259
  Distribution fee payable                                              22,396
  Accrued expenses and other liabilities                                59,216
  Total liabilities                                                  4,684,380

NET ASSETS                                                         $36,197,192

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     3,159
  Additional paid-in capital                                        35,555,331
  Undistributed net investment income                                   70,179
  Accumulated net realized gain on investments and foreign
    currency transactions                                            1,230,367
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                       (661,844)
                                                                   $36,197,192

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($12,954,453/
    1,130,634 shares of capital stock issued and outstanding)           $11.46
  Sales charge--4.25% of public offering price                             .51
  Maximum offering price                                                $11.97

  CLASS B SHARES
  Net asset value and offering price per share ($18,854,593/
    1,645,592 shares of capital stock issued and outstanding)           $11.46

  CLASS C SHARES
  Net asset value and offering price per share ($4,388,146/
    382,968 shares of capital stock issued and outstanding)             $11.46


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $118)    $1,537,572
  Dividends                                               12,595    $1,550,167

EXPENSES
  Advisory fee                                           138,196
  Distribution fee - Class A                              17,509
  Distribution fee - Class B                             100,393
  Distribution fee - Class C                              25,503
  Custodian                                              148,289
  Administration                                         118,000
  Registration                                            93,019
  Audit and legal                                         77,523
  Transfer agency                                         31,235
  Amortization of organization expenses                   29,910
  Printing                                                23,916
  Directors' fees                                         23,547
  Miscellaneous                                            9,172
  Total expenses                                         836,212
  Less expenses waived and assumed by the Adviser
    (see Note B)                                        (397,971)
  Net expenses                                                         438,241
  Net investment income                                              1,111,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       1,242,731
  Net realized gain on foreign currency transactions                   542,613
  Net change in unrealized appreciation of:
    Investments                                                       (571,544)
    Foreign currency denominated assets and liabilities               (256,445)
  Net gain on investments                                              957,355

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,069,281


See notes to financial statements.


11



STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                      YEAR ENDED   JAN. 9,1996*
                                                      OCTOBER 31,       TO
                                                         1997      OCT. 31,1996
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 1,111,926    $  137,202
  Net realized gain on investments and foreign
    currency transactions                              1,785,344        60,401
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities.                             (827,989)      166,145
  Net increase in net assets from operations           2,069,281       363,748

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             (382,874)     (139,600)
    Class B                                             (581,432)      (13,366)
    Class C                                             (147,620)      (12,007)
  Distributions in excess of net investment income
    Class A                                             (142,461)           -0-
    Class B                                             (253,949)           -0-
    Class C                                              (64,814)           -0-
  Net realized gain on investments
    Class A                                              (22,494)           -0-
    Class B                                              (23,190)           -0-
    Class C                                              (10,520)           -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                        31,913,077     3,545,413
  Total increase                                      32,353,004     3,744,188

NET ASSETS
  Beginning of period                                  3,844,188       100,000
  End of period (undistributed net investment
    income of $70,179)                               $36,197,192    $3,844,188


*  Commencement of operations.
   See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. Prior to commencement of operations on January 9, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares for the aggregate amount of $100,000 on December 18, 1995. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in certain fee-based programs and retirement plans. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such security. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $151,270 have been deferred and are being amortized on a straight-line basis through January 2001.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.90%, 2.60% and 2.60% of the average daily net assets for the Class A, Class B and Class C shares respectively.

For the year ended October 31, 1997, the Adviser waived $138,196 in fees and reimbursed the Fund $135,775 for additional expenses. Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 1997, the Adviser agreed to waive administrative expenses in the amount of $118,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended October 31, 1997 the transfer agent agreed to waive fees in the amount of $6,000.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $10,947 from the sale of Class A shares and $11,816, and $4,488 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $994,542 and $188,869 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


14



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $90,499,741 and $65,056,215, respectively, for the year ended October 31, 1997. There were purchases of $9,459,588 and sales of $6,294,264 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $543,718 and gross unrealized depreciation of investments was $957,076, resulting in net unrealized depreciation of $413,358 (excluding foreign currency transactions).

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                U.S. $
                                                 CONTRACT      VALUE ON         U.S. $      UNREALIZED
                                                  AMOUNT     ORIGINATION       CURRENT     APPRECIATION
                                                   (000)         DATE           VALUE     (DEPRECIATION)
                                               -----------   ------------   ------------   -------------
FORWARD EXCHANGE CURRENCY BUY CONTRACTS
Canadian Dollars, expiring 11/03/97-12/16/97        2,633     $1,893,273     $1,871,617       $(21,656)
Deutsche Marks, expiring 11/07/97                   2,300      1,311,266      1,333,997         22,731
European Currency Unit, expiring 11/06/97             213        243,185        242,925           (260)
Indonesia Rupiah, expiring 11/12/97-1 /16/98      550,000        218,692        150,128        (68,564)
Japanese Yen, expiring 1/12/98                     10,485         92,103         87,985         (4,118)
Norwegian Krone, expiring 11/03/97-12/03/97         7,302      1,027,438      1,042,844         15,406


15



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                                U.S. $
                                                 CONTRACT      VALUE ON         U.S. $      UNREALIZED
                                                  AMOUNT     ORIGINATION       CURRENT     APPRECIATION
                                                   (000)         DATE           VALUE     (DEPRECIATION)
                                               -----------   ------------   ------------   -------------
FORWARD EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollars, expiring 11/14/97                 869     $  638,425     $  611,410      $  27,015
British Pounds, expiring 11/24/97                   1,634      2,650,871      2,739,598        (88,727)
Canadian Dollars, expiring 11/03/97-12/16/97        3,520      2,548,502      2,501,817         46,685
Danish Krone, expiring 11/25/97                     5,282        786,648        805,863        (19,215)
Deutsche Marks, expiring 11/07/97-12/03/97          9,989      5,670,587      5,798,450       (127,863)
European Currency Unit, expiring 11/06/97             213        235,487        242,925         (7,438)
French Francs, expiring 11/06/97                   10,023      1,685,724      1,738,828        (53,104)
Greek Dracmas, expiring 1/05/98                   100,000        357,526        362,985         (5,459)
Indonesian Rupiah, expiring 11/12/97-1/16/98      550,000        214,691        150,127         64,564
Italian Lira, expiring 11/10/97-11/24/97        5,125,284      2,960,322      3,025,066        (64,744)
Japanese Yen, expiring 1/12/98                     10,485        108,822         87,986         20,836
New Zealand Dollar, expiring 11/10/97               3,109      1,994,596      1,935,257         59,339
Norwegian Krone, expiring 11/03/97                  3,240        457,212        462,322         (5,110)
Spanish Pesetas, expiring 11/06/97                 29,754        198,941        204,188         (5,247)
Swedish Krona, expiring 12/04/97                   22,474      2,956,102      2,993,863        (37,761)
                                                                                             $(252,690)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


16



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.

NOTE E: CAPITAL STOCK
There are 12,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED   JAN. 9,1996*    YEAR ENDED    JAN. 9, 1996*
                      OCTOBER 31,        TO        OCTOBER 31          TO
                         1997      OCT. 31,1996       1997       OCT. 31, 1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,031,467       253,587     $11,857,018      $2,571,898
Shares issued in
  reinvestment of
  dividends and
  distributions           23,531         4,140         268,816          42,969
Shares converted
  from Class B             3,566            -0-         40,424              -0-
Shares redeemed         (139,876)      (55,781)     (1,591,569)       (570,111)
Net increase             918,688       201,946     $10,574,689      $2,044,756


                                  MARCH 25,1996**               MARCH 25,1996**
                                        TO                              TO
                                   OCT. 31,1996                   OCT. 31, 1996
                                   ------------                  --------------
CLASS B
Shares sold            1,904,244        78,358     $21,544,554      $  822,339
Shares issued in
  reinvestment of
  dividends and
  distributions           26,698           107         304,645           1,138
Shares converted
  to Class A              (3,566)           -0-        (40,424)             -0-
Shares redeemed         (355,663)       (4,586)     (4,010,478)        (47,937)
Net increase           1,571,713        73,879     $17,798,297      $  775,540


*    Commencement of operations.
**   Commencement of distribution.


17



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED  MAR. 25,1996**   YEAR ENDED    MAR. 25,1996**
                      OCTOBER 31,       TO         OCTOBER 31,         TO
                         1997      OCT. 31,1996       1997        OCT. 31,1996
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              425,583        74,590     $ 4,822,709        $781,283
Shares issued in
  reinvestment of
  dividends and
  distributions            5,283           117          60,139           1,225
Shares redeemed         (117,161)       (5,444)     (1,342,757)        (57,391)
Net increase             313,705        69,263     $ 3,540,091        $725,117


**  Commencement of distribution.


18



FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS A
                                                      -------------------------
                                                      YEAR ENDED     JAN. 9,
                                                      OCTOBER 31,  1996(A) TO
                                                          1997    OCT. 31, 1996
                                                      -----------  ------------
Net asset value, beginning of period                     $10.83      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                .74         .69
Net realized and unrealized gain on investments and
  foreign currency transactions                            1.02         .95
Net increase in net asset value from operations            1.76        1.64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.75)       (.81)
Distributions in excess of net investment income           (.28)         -0-
Distributions from net realized gains on investments       (.10)         -0-
Total dividends and distributions                         (1.13)       (.81)
Net asset value, end of period                           $11.46      $10.83

TOTAL RETURN
Total investment return based on net asset value(d)       16.83%      17.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $12,954      $2,295
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  1.90%       1.90%(e)
  Expenses, before waivers/reimbursements                  4.06%      19.20%(e)
  Net investment income                                    6.56%       8.36%(e)
Portfolio turnover rate                                     417%        282%


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS B
                                                      -------------------------
                                                      YEAR ENDED     MARCH 25,
                                                      OCTOBER 31,   1996(F) TO
                                                          1997     OCT. 31,1996
                                                      -----------  ------------
Net asset value, beginning of period                     $10.83      $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                .66         .41
Net realized and unrealized gain on investments
  and foreign currency transactions                        1.03        1.01
Net increase in net asset value from operations            1.69        1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.67)       (.56)
Distributions in excess of net investment income           (.29)         -0-
Distributions from net realized gains on investments       (.10)         -0-
Total dividends and distributions                         (1.06)       (.56)
Net asset value, end of period                           $11.46      $10.83

TOTAL RETURN
Total investment return based on net asset value(d)       16.12%      14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $18,855        $800
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  2.60%       2.60%(e)
  Expenses, before waivers/reimbursements                  4.76%      19.57%(e)
  Net investment income                                    5.86%       7.26%(e)
Portfolio turnover rate                                     417%        282%


See footnote summary on page 21.


20



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS C
                                                      -------------------------
                                                      YEAR ENDED     MARCH 25,
                                                      OCTOBER 31,   1996(F) TO
                                                          1997     OCT. 31,1996
                                                      -----------  ------------
Net asset value, beginning of period                     $10.83      $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                .66         .39
Net realized and unrealized gain on investments
  and foreign currency transactions                        1.03        1.03
Net increase in net asset value from operations            1.69        1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.67)       (.56)
Distributions in excess of net investment income           (.29)         -0-
Distributions from net realized gains on investments       (.10)         -0-
Total dividends and distributions                         (1.06)       (.56)
Net asset value, end of period                           $11.46      $10.83

TOTAL RETURN
Total investment return based on net asset value(d)       16.12%      14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $4,388        $750
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  2.60%       2.60%(e)
  Expenses, before waivers/reimbursements                  4.77%      19.49%(e)
  Net investment income                                    5.86%       7.03%(e)
Portfolio turnover rate                                     417%        282%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)   Commencement of distribution.


21



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended October 31, 1997 and for the period from January 9, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Strategic Income Trust, Inc., at October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended October 31, 1997 and for the period from January 9, 1996 to October 31, 1996 in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


22



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


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THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

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